SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 14, 2005 (March 14, 2005)

WESCO International, Inc.

——————————————————————
(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723345

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 700 Pittsburgh, Pennsylvania	15219

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 454-2200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01. Other Events.

     On March 14, 2005, WESCO issued a press release announcing its filing of a shelf registration statement for the benefit of certain selling stockholders. A copy of the press release is attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2005	WESCO INTERNATIONAL, INC.

	By:	/s/ STEPHEN A. VAN OSS

Stephen A. Van Oss Senior Vice President and Chief Financial and Administrative Officer

News Release
WESCO International, Inc. / Suite 700, 225 West Station Square Drive / Pittsburgh, PA 15219

WESCO International, Inc. Files
Shelf Registration Statement

Contact: Stephen A. Van Oss, Senior Vice President and
Chief Financial and Administrative Officer
WESCO International, Inc. (412) 454-2271, Fax: (412) 454-2477
http://www.wesco.com

Pittsburgh, PA, March 14, 2005 – WESCO International, Inc. [NYSE:WCC], announced today that it has filed a shelf registration statement with the Securities and Exchange Commission pursuant to which The Cypress Group L.L.C. may offer from time to time up to 13,075,536 shares of the Company’s common stock through various transactions, including underwritten offerings. The Company will not sell any shares through this shelf registration statement. The Cypress Group L.L.C. is the only selling stockholder, and they will receive all of the net proceeds from any offering under this shelf registration statement.

The registration statement was filed pursuant to the 1998 Registration and Participation Agreement to register The Cypress Group’s shares for future sale. The Cypress Group, through Cypress Merchant Banking Partners LP and Cypress Offshore Partners LP, owns an aggregate of 13,075,536 shares of common stock, or 28.2% of the Company’s total voting power.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration becomes effective. This announcement shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

# # #

WESCO International, Inc. [NYSE: WCC] is a publicly traded Fortune 500 holding company, headquartered in Pittsburgh, Pennsylvania, whose primary operating entity is WESCO Distribution, Inc. WESCO Distribution is a leading distributor of electrical construction products and electrical and industrial maintenance, repair and operating (MRO) supplies, and is the nation’s largest provider of integrated supply services with 2004 annual product sales of approximately $3.7 billion. The Company employs approximately 5,300 people, maintains relationships with over 24,000 suppliers, and serves more than 100,000 customers worldwide. Major markets include commercial and industrial firms, contractors, government agencies, educational institutions, telecommunications businesses and utilities. WESCO operates five fully automated distribution centers and approximately 350 full-service branches in North America and selected international markets, providing a local presence for area customers and a global network to serve multi-location businesses and multi-national corporations.

# # #

The matters discussed herein may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations. Certain of these risks are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as well as the Company’s other reports filed with the Securities and Exchange Commission.